                          Van Kampen American Capital


                                U.S. GOVERNMENT
                               TRUST FOR INCOME


                                 Annual Report
                              September 30, 1997




               --A Wealth of Knowledge . A Knowledge of Wealth--
                          VAN KAMPEN AMERICAN CAPITAL


                 Table of Contents



Letter to Shareholders.........................    1

Performance Results............................    3

Portfolio Highlights...........................    4

Performance in Perspective.....................    5

Portfolio Management Review....................    6

Glossary of Terms..............................    8

Portfolio of Investments.......................    9

Statement of Assets and Liabilities............   10

Statement of Operations........................   11

Statement of Changes in Net Assets.............   12

Financial Highlights...........................   13

Notes to Financial Statements..................   16

Report of Independent Accountants..............   24

GTI ANR 11/97

                            Letter to Shareholders

[PHOTO]
Dennis J. McDonnell and Don G. Powell

November 6, 1997

Dear Shareholder,

     As you know, Van Kampen American Capital was acquired by Morgan Stanley Group Inc., paving the way for the development of a preeminent global financial services company. More recently, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, 1997, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley, Dean Witter, Discover & Co. will continue to work to the benefit of our fund shareholders as we move into the next century.

     On August 4, 1997, the announcement of exchange privileges between Van Kampen American Capital and Morgan Stanley retail funds opened the door to even greater investment opportunities. We are proud to offer an expanded family of mutual funds covering virtually every market and continent. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.

Economic Review

     Growth, stability, and confidence continued to characterize the U.S. economic environment during the reporting period. After performing solidly during the second half of 1996, the economy in the first quarter of 1997 grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 28 years, while unemployment fell to 4.9 percent in August, one of the lowest levels since 1973. This number was unchanged through September.

     Despite the robust pace of economic activity, there was little evidence of troublesome inflation. In fact, wholesale prices fell during each of the first seven months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through September.

     Several factors contributed to maintaining a stable rate of inflation. A strong rally in the U.S. dollar made imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages. Also, a sharp acceleration in productivity gains allowed employers to absorb higher worker salaries without raising prices. Finally, health-care costs were unchanged during July, the first time since 1975 that consumer medical prices did not rise.

     In March, the inflationary implications of the nation's low unemployment rate caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point,

                                       1                   Continued on page two
the first hike in short-term interest rates in two years. Signs that economic growth slowed in the second quarter, however, led Fed policymakers to leave rates unchanged through the most recent August and September meetings.

Market Review

     Bond yields remained in a relatively narrow range during the reporting period. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Fed's interest rate increase combined with inflation concerns pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed signs of economic deceleration during the second quarter, bond yields gradually fell to 6.4 percent at the end of September, down about one-half of a percentage point from September 1996.

     The decline in long-term interest rates helped generate solid returns in the fixed-income market. The Merrill Lynch Domestic Master Bond Index gained
6.93 percent during the nine months through September, and 9.61 percent during the 12-month reporting period. This is a market capitalization weighted index that includes U.S. government, fixed-coupon domestic investment grade corporate bonds, and mortgage pass-throughs. Reflecting the strong economy, corporate bonds outperformed Treasury issues by more than 2 percent during the 12 months ended in September. Within the government market, long-term maturities bettered returns on intermediate-term issues by more than 5 percent over the fiscal year, while Treasury bonds outperformed mortgage-backed securities by a small margin.

Outlook

     We expect the pace of economic activity for the remainder of 1997 to accelerate modestly from the relatively pedestrian rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. Additionally, an unusually powerful El Nino weather pattern developing in the Pacific Ocean has the potential to drive commodity prices significantly higher in coming months. We anticipate that bond yields will stay within a relatively narrow range for the remainder of 1997.

     We are fortunate to be experiencing a rare combination of sustained economic growth and low inflation. Furthermore, investors have enjoyed a low level of market volatility during the past few years. However, normal market dynamics include both up and down movements, as evidenced by the volatility in the market at the end of October. We encourage investors to focus on their long-term investment goals instead of the inevitable short-term distractions that ultimately have little impact on their plans.

     A discussion with your portfolio management team in this report will provide details of the key factors and strategies contributing to your Fund's performance. Once again, we value your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                             /s/ Dennis J. McDonnell

Don G. Powell                                 Dennis J. McDonnell
Chairman                                      President
Van Kampen American Capital                   Van Kampen American Capital
Asset Management, Inc.                        Asset Management, Inc.

          Performance Results for the Period Ended September 30, 1997

         Van Kampen American Capital U.S. Government Trust for Income

                                                    A Shares     B Shares    C Shares


Total Returns

One-year total return based on NAV /1/.............   8.09%         7.43%       7.43%

One-year total return /2/..........................   3.01%         3.43%       6.43%

Life-of-Fund average annual total return /2/.......   4.31%/3/      4.30%/3/    3.87%

Commencement Date................................   10/06/92      10/06/92    04/12/93

Distribution Rate and Yield

Distribution Rate /4/..............................   6.45%         6.04%       6.04%

SEC Yield /5/......................................   5.39%         4.89%       4.89%


/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/Total return from November 2, 1992 (date the Fund's investment strategy was implemented) through the period end.

/4/Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/5/SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1997.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or Instrumentalities. The government backing applies only to the timely payment of principal and interest on specific securities in the Fund's portfolio, not to the shares of the Fund.


Market forecasts provided in this report may not necessarily come to pass.

                             Portfolio Highlights


         Van Kampen American Capital U.S. Government Trust for Income

Coupon Distribution as of September 30, 1997


    Percentage of                    Coupon Rate
Long-Term Investments


50%                            6-6.99              11.2%

40%                            7-7.99              17.3%

30%                            8-8.99              35.7%

20%                            9-9.99               7.9%

10%                            10 or More          27.9%

 0%



Portfolio Composition by Sector as a Percentage of Long-Term Investments


As of September 30, 1997

GNMA................................   15.7%    [PIE CHART APPEARS HERE]
FNMA................................   11.3%
Treasury/Agency.....................   58.3%
CMO.................................    9.3%
FHLMC...............................    5.4%


As of March 31, 1997
GNMA................................   20.2%    [PIE CHART APPEARS HERE]
FNMA................................   16.4%
Treasury/Agency.....................   44.2%
CMO.................................    9.7%
FHLMC...............................    9.5%



Duration

                       As of September 30, 1997        As of March 31, 1997
        Duration              4.0 years                      3.6 years


                Putting Your Fund's Performance in Perspective

     As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index.
Such a comparison can:
     . Reflect the impact of favorable market trends or difficult market conditions
     . Help you evaluate the extent to which your fund's management team has responded to the opportunities and challenges presented to them over the period measured
     For these reasons, you may find it helpful to review the chart below, which compares your fund's performance to that of the Merrill Lynch Intermediate-Term U.S. Government Index over time. As a broad-based unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

     Growth of a Hypothetical $10,000 Investment
     Van Kampen American Capital U.S. Government Trust for Income vs. Merrill Lynch Intermediate-Term U.S. Government Index (November 2, 1992 through September 30, 1997)

VKAC U.S.

Nov 1992        $9,527                 $10,000.00
                $9,492                  $9,957.80
                $9,651                 $10,085.66
                $9,835                 $10,268.91
                $9,968                 $10,423.87
                $9,984                 $10,464.11
               $10,087                 $10,547.30
               $10,018                 $10,519.24
               $10,144                 $10,665.35
               $10,159                 $10,668.39
               $10,262                 $10,849.04
Sep 1993       $10,297                 $10,897.75
               $10,320                 $10,918.46
               $10,254                 $10,869.43
               $10,297                 $10,913.02
               $10,447                 $11,020.40
               $10,244                 $10,867.66
                $9,970                 $10,720.62
                $9,858                 $10,647.61
                $9,839                 $10,658.15
                $9,831                 $10,665.19
               $10,014                 $10,798.08
               $10,019                 $10,834.14
Sep 1994        $9,903                 $10,747.36
                $9,895                 $10,751.23
                $9,839                 $10,698.23
                $9,886                 $10,737.28
               $10,089                 $10,912.83
               $10,318                 $11,123.88
               $10,360                 $11,188.74
               $10,491                 $11,316.29
               $10,788                 $11,636.09
               $10,831                 $11,714.16
               $10,810                 $11,723.42
               $10,919                 $11,819.67
Sep 1995       $10,989                 $11,899.10
               $11,098                 $12,030.58
               $11,265                 $12,177.96
               $11,419                 $12,299.49
               $11,494                 $12,404.04
               $11,288                 $12,271.07
               $11,202                 $12,215.23
               $11,116                 $12,177.24
               $11,083                 $12,170.55
               $11,202                 $12,291.03
               $11,224                 $12,328.52
               $11,219                 $12,342.21
Sep 1996       $11,381                 $12,449.94
               $11,600                 $12,702.94
               $11,778                 $12,857.91
               $11,674                 $12,790.92
               $11,697                 $12,839.27
               $11,706                 $12,854.55
               $11,614                 $12,790.15
               $11,754                 $12,933.66
               $11,850                 $13,033.25
               $11,977                 $13,146.24
               $12,252                 $13,390,37
               $12,157                 $13,335.87
Sep 1997       $12,301                 $13,482.17


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          Portfolio Management Review

         Van Kampen American Capital U.S. Government Trust for Income

We recently spoke with the management team of the Van Kampen American Capital U.S. Government Trust for Income about the key events a nd economic forces that shaped the markets during the Fund's fiscal year. The team includes Ted V. Mundy, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended September 30, 1997.

Q How would you describe the market in which the Fund operated during its past fiscal year?

A Over the last 12 months, domestic interest rates continued to fluctuate in a relatively narrow range. As measured by the five-year Treasury note, this range reached a low of 5.8 percent and a high of 6.8 percent. This environment of reduced volatility benefited the mortgage securities sector, because homeowner refinancing risks remained benign.
     Early in the period, interest rates trended lower due to modest economic activity during the third quarter of 1996, when rates reached their low point for the fiscal year. However, it became apparent in early December that growth was picking up. Interest rates reversed course, rising 70 basis points by the end of January. Without much relief, rates continued to press higher in anticipation of tightening monetary policy from the Federal Reserve Board. After the Fed took action at the end of March with a 25 basis point increase, the yield for the five-year Treasury peaked near 6.9 percent in mid-April. In the wake of a robust first quarter and the Fed tightening, investors began to watch for a second-quarter slowdown. This shift in sentiment proved accurate, as interest rates subsequently headed lower.
     After a brief correction in August, interest rates slid past 6.0 percent on September 30. During the last month of the reporting period, market participants embraced the absence of inflation in the economy and the resulting increase in the attractiveness of fixed-income securities.

Q How did you position the Fund in reaction to market conditions?

A An overriding theme for our asset allocation decisions during the period was the attractiveness of the mortgage sector in light of the reduced volatility in the marketplace. We overweighted the Fund's holdings in mortgage-backed investments throughout the fiscal year. In June, the portfolio held as much as 63 percent of its assets in the mortgage sector. Currently, the portfolio is approximately 40 percent invested in mortgage-backed investments, with the remainder in Treasury securities. In the face of increasingly narrow yield spreads, we feel that mortgages now present a higher risk and that it is prudent to reduce the exposure to them.
     Among our Treasury holdings, we sought to capitalize on a flattening yield curve in the falling interest rate environment by overweighting longer duration Treasuries within the portfolio. We shifted holdings from two- and five-year Treasuries to 30-year Treasury securities throughout the second and third quarters. We have recently moved toward a more neutral position as we question how much further the yield curve can flatten.
     Over the course of the fiscal year, we adjusted the Fund's duration in prudent increments, seeking to capitalize on the movement of interest rates. Under normal conditions, we make adjustments when we feel there is value to be captured; however, our objective of a consistent risk profile and a competitive dividend stream is always paramount. The Fund's duration is currently 4.0 years, which we feel provides the base-line level of exposure to changes in interest rates that investors generally seek in this type of fund. For additional Fund portfolio highlights, please refer to page four.

Q How did the Fund perform during the reporting period?

A For the 12-month period ended September 30, 1997, the U.S. Government Trust for Income generated a total return of 8.09 percent/1/ (Class A shares at net asset value). Additionally, the Fund's Class A shares provided shareholders with a competitive distribution rate of 6.45 percent/4/, based upon the maximum offering price as of September 30, 1997, and a monthly dividend of $0.04625 per share. By comparison, the Merrill Lynch Intermediate-Term Government Index posted a total return of 7.82 percent for the same period. This broad-based index attempts to measure the market performance of government securities with maturities between one and 10 years. Please keep in mind that this unmanaged index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. For additional Fund performance results, please refer to the chart on page three.

Q What is your outlook for the months ahead?

A Our expectations for the next several months will be guided largely by the health of the economy. The current combination of positive economic growth, job growth, and wage gains provides a supportive environment for the consumer. Furthermore, continuing low interest rates may stimulate increased automobile and housing demand. All of these factors paint a healthy economic picture. Our concern is how much more positive this picture can get until inflation emerges. Fortunately, inflation has been contained to date. We will continue to monitor for changes on the horizon and adjust accordingly.
     Our expectations for the Fund include positive price performance. As yields trickle downward, we believe mortgage-backed investments will have difficulty maintaining their competitive edge. As a result, we are moving the Fund toward a slightly longer duration and a neutral position in the mortgage-backed sector. Within this sector, we will focus on securities which we believe will perform well in a falling rate environment.



/s/ Peter W. Hegel                     /s/ Ted V. Mundy
Peter W. Hegel                         Ted V. Mundy
Chief Investment Officer               Portfolio Manager
Fixed Income Investments





                                       7      Please see footnotes on page three

                               Glossary of Terms

Basis point:
     A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it would be a 35 basis point move.

Duration:
     A measure of a bond's sensitivity to changes in interest rates, expressed in years. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when decline.

Federal funds rate:
     The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

Federal Reserve Board (Fed):
     A seven-member group that directs the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to regulate the flow of money and credit.

Inflation:
     An economic state in which the amount of money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, a leading economic indicator that measures the change in the cost of purchased goods and services.

Mortgage-backed securities:
     Securities backed by pools of similar mortgages. Investors receive interest payments and partial repayment of the principal passed through from the underlying mortgages (agencies pass on what they receive from homeowners paying off their mortgages). These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

Net asset value:
     The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets of the portfolio and dividing this amount by the number of shares outstanding. The NAV is calculated daily, based on the closing market price for each security in the fund's portfolio.

Yield:
     A measure of a fund's net investment income per share, expressed as a percentage of the maximum offering price of the fund's shares at the end of the day.

Yield curve:
     A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years, grouped together, which often reflects a pattern of increasing yield as maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short-and long-term interest rates.

                           Portfolio of Investments

                              September 30, 1997

------------------------------------------------------------------------------------------------
Par
Amount
(000)   Description                              Coupon               Maturity      Market Value
------------------------------------------------------------------------------------------------
        Collateralized Mortgage Obligations 9.2%
$ 2,368 Capstead Mortgage,
        Series 93-2CA3........................    9.709%              08/25/23      $  2,406,001
  4,444 Prudential Home Mortgage Securities,
        Series 93-23A7........................   10.000               06/25/08         4,614,602
  8,817 Salomon Brothers Mortgage Securities,
        Series 93-5A3 (a).....................    7.363               10/25/03         8,913,958
                                                                                    ------------
             Total Collateralized Mortgage Obligations..........................      15,934,561
                                                                                    ------------
        United States Government Agency Obligations 32.1%
  9,475 Federal Home Loan Mortgage Corp.
        Gold 30 Year Pool.....................    6.500   02/01/26 to 05/01/26         9,241,033
  9,990 Federal National Mortgage Association
        CMO, Series 94-87.....................    6.075               03/25/09        10,016,769
  7,494 Federal National Mortgage Association
        15 Year Pool..........................    7.000               10/01/09         7,583,479
  1,708 Federal National Mortgage Association
        Pool..................................    8.500   01/01/22 to 09/01/24         1,784,022
 12,156 Government National Mortgage
        Association Pool......................    8.000   03/15/23 to 08/15/24        12,566,313
  2,762 Government National Mortgage
        Association Pool......................    8.000   10/15/21 to 09/15/22         2,869,885
  5,837 Government National Mortgage
        Association Pool......................    8.500               12/15/17         6,201,533
  5,062 Government National Mortgage
        Association Pool......................    9.000   03/15/18 to 12/15/29         5,452,222
                                                                                    ------------
             Total United States Government Agency Obligations..................      55,715,256
                                                                                    ------------
        United States Treasury Obligations 57.7%
 12,500 United States Treasury Bonds (a)......   10.750               08/15/05        16,031,250
 11,500 United States Treasury Bonds (a)......    7.625               02/15/25        13,174,745
 22,000 United States Treasury Notes (a)......   11.625               11/15/02        27,369,320
  5,500 United States Treasury Notes (a)......    9.250               08/15/98         5,664,120
 27,500 United States Treasury Notes (a)......    8.000               08/15/99        28,544,175
  9,500 United States Treasury Notes (a)......    8.750               10/15/97         9,510,355
                                                                                    ------------
             Total United States Treasury Obligations...........................     100,293,965
                                                                                    ------------
Total Long-Term Investments 99.0%
  (Cost $172,492,883)...........................................................     171,943,782
                                                                                    ------------
Repurchase Agreement 0.3%
     SBC Warburg ($660,000 par collateralized by U.S. Government obligations in a
     pooled cash account, dated 09/30/97, to be sold on 10/01/97 at $660,111)...         660,000
                                                                                    ------------
Total Investments 99.3%
  (Cost $173,152,883)...........................................................     172,603,782
                                                                                    ------------
Other Assets in Excess of Liabilities 0.7%......................................       1,145,528
                                                                                    ------------
Net Assets 100.0%...............................................................    $173,749,310
                                                                                    ============

(a) Assets segregated as collateral for open futures and forwards transactions.

                                       9       See Notes to Financial Statements

                      Statement of Assets and Liabilities

                              September 30, 1997
--------------------------------------------------------------------------------

Assets:
Total Investments (Cost $173,152,883)..........................   $ 172,603,782
Cash...........................................................             371
Receivables:
  Interest.....................................................       2,385,711
  Fund Shares Sold.............................................          27,205
  Other........................................................              44
Forward Commitments............................................         182,459
Other..........................................................              98
                                                                  -------------
    Total Assets...............................................     175,199,670
                                                                  -------------

Liabilities:
Payables:
  Income Distributions.........................................         581,353
  Fund Shares Repurchased......................................         503,367
  Distributor and Affiliates...................................         175,213
  Investment Advisory Fee......................................          86,063
  Variation Margin on Futures..................................          11,784
Accrued Expenses...............................................          61,483
Trustees Deferred Compensation and Retirement Plans............          31,097
                                                                  -------------
    Total Liabilities..........................................       1,450,360
                                                                  -------------
Net Assets.....................................................   $ 173,749,310
                                                                  =============

Net Assets Consist of:
Capital........................................................   $ 224,057,367
Accumulated Distributions in Excess of Net Investment Income...        (108,311)
Net Unrealized Depreciation....................................        (410,480)
Accumulated Net Realized Loss..................................     (49,789,266)
                                                                  -------------
Net Assets.....................................................   $ 173,749,310
                                                                  =============

Maximum Offering Price Per Share:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $38,305,652 and 4,675,547 shares of
    beneficial interest issued and outstanding)................   $        8.19
    Maximum sales charge (4.75%* of offering price)............             .41
                                                                  -------------
    Maximum offering price to public...........................   $        8.60
                                                                  =============

  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $121,733,517 and 14,869,372 shares of
    beneficial interest issued and outstanding)................   $        8.19
                                                                  =============

  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $13,710,141 and 1,674,790 shares of
    beneficial interest issued and outstanding)................   $        8.19
                                                                  =============

*On sales of $100,000 or more, the sales charge will be reduced.

                                       10      See Notes to Financial Statements

                            Statement of Operations

                    For the Year Ended September 30, 1997

------------------------------------------------------------------------------
Investment Income:
Interest........................................................  $ 15,210,057
Other Income....................................................       465,664
                                                                  ------------
     Total Income...............................................    15,675,721
                                                                  ------------
Expenses:
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $102,267, $1,349,816 and
   $157,579, respectively)......................................     1,609,662
Investment Advisory Fee.........................................     1,154,038
Shareholder Services............................................       315,399
Custody.........................................................        25,294
Legal...........................................................        17,298
Trustees Fees and Expenses......................................        14,151
Amortization of Organizational Costs............................         3,000
Other...........................................................       280,141
                                                                  ------------
     Total Expenses.............................................     3,418,983
     Less Expenses Reimbursed...................................         1,300
                                                                  ------------
     Net Expenses...............................................     3,417,683
                                                                  ------------
Net Investment Income...........................................  $ 12,258,038
                                                                  ============
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
     Investments................................................  $ (2,015,612)
     Futures....................................................       158,512
     Forward Commitments........................................      (238,770)
                                                                  ------------
Net Realized Loss...............................................    (2,095,870)
                                                                  ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.......................................    (4,183,278)
                                                                  ------------
  End of the Period:
     Investments................................................      (549,101)
     Futures....................................................       (43,838)
     Forward Commitments........................................       182,459
                                                                  ------------
                                                                      (410,480)
                                                                  ------------
Net Unrealized Appreciation During the Period...................     3,772,798
                                                                  ------------
Net Realized and Unrealized Gain................................  $  1,676,928
                                                                  ============
Net Increase in Net Assets From Operations......................  $ 13,934,966
                                                                  ============

                                      11      See Notes to Financial Statements

                      Statement of Changes in Net Assets

                For the Years Ended September 30, 1997 and 1996
--------------------------------------------------------------------------------

                                                                              Year Ended          Year Ended
                                                                      September 30, 1997  September 30, 1996
------------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income...............................................       $  12,258,038       $  15,824,780
Net Realized Loss...................................................          (2,095,870)         (3,776,806)
Net Unrealized Appreciation/Depreciation During the Period..........           3,772,798          (4,230,410)
                                                                           -------------       -------------
Change in Net Assets from Operations................................          13,934,966           7,817,564
                                                                           -------------       -------------

Distributions from Net Investment Income:
  Class A Shares....................................................          (2,842,739)         (3,792,860)
  Class B Shares....................................................          (8,230,537)        (10,629,590)
  Class C Shares....................................................            (961,509)         (1,389,674)
                                                                           -------------       -------------
                                                                             (12,034,785)        (15,812,124)
                                                                           -------------       -------------

Net Change in Net Assets from Investment Activities.................           1,900,181          (7,994,560)
                                                                           -------------       -------------

From Capital Transactions:
Proceeds from Shares Sold...........................................           7,421,625          14,763,888
Net Asset Value of Shares Issued Through Dividend Reinvestment......           4,910,254           6,411,519
Cost of Shares Repurchased..........................................         (55,107,596)        (97,053,619)
                                                                           -------------       -------------

Net Change in Net Assets from Capital Transactions..................         (42,775,717)        (75,878,212)
                                                                           -------------       -------------
Total Decrease in Net Assets........................................         (40,875,536)        (83,872,772)

Net Assets:
Beginning of the Period.............................................         214,624,846         298,497,618
                                                                           -------------       -------------

End of the Period (Including accumulated distributions in excess of
  net investment income of $108,311 and $5,046, respectively........       $ 173,749,310       $ 214,624,846
                                                                           =============       =============

                                      12       See Notes to Financial Statements

                             Financial Highlights

  The following schedule presents financial highlights for one share of the
              Fund outstanding throughout the periods indicated.
-------------------------------------------------------------------------------

                                                                                              October 6, 1992
                                                                                                (Commencement
                                                                                                of Investment
                                                               Year Ended September 30,        Operations) to
                                                           ---------------------------------    September 30,
Class A Shares                                              1997     1996     1995      1994        1993 (a)
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
        Period.....................................       $8.108    $8.38    $8.17     $9.26            $9.43
                                                          ------    -----    -----     -----            -----
        Net Investment Income......................         .567     .565      .63       .67              .81
        Net Realized and Unrealized
             Gain/Loss.............................         .073    (.274)     .23   (1.0085)          (.1795)
                                                          ------   ------    -----   -------           ------
Total from Investment Operations...................         .640     .291      .86    (.3385)           .6305
                                                          ------    -----    -----    ------            -----
Less:
        Distributions from Net Investment
             Income................................         .555     .563     .645      .674            .8005
        Distributions from Net Realized
             Gain..................................          -0-      -0-     .005     .0775              -0-
                                                          ------    -----    -----     -----            -----
Total Distributions................................         .555     .563      .65     .7515            .8005
                                                          ------    -----    -----     -----            -----
Net Asset Value, End of the Period.................       $8.193   $8.108    $8.38    $ 8.17            $9.26
                                                          ======    =====    =====     =====            =====
Total Return (b)...................................         8.09%    3.57%   10.97%    (3.82%)           8.07%(c)
Net Assets at End of the Period
     (In millions).................................        $38.3    $45.2    $70.2     $75.3            $92.4
Ratio of Expenses to Average Net
     Assets (d)....................................         1.18%    1.13%    1.09%     1.07%            1.07%
Ratio of Net Investment Income to
     Average Net Assets (d)........................         6.95%    6.83%    7.67%     7.89%            8.71%
Portfolio Turnover.................................           82%     282%     262%      122%             281%*

*Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Total return from November 2, 1992 (date the Fund's investment strategy was implemented) through September 30, 1993 without annualization.

(d) For the year ended September 30, 1997, the impact of expenses reimbursed by VKAC was less than 0.01% of average net assets. For the period ended September 30, 1993, the ratios of expenses and net investment income to average net assets would have been 1.15% and 8.64%, respectively, had VKAC not reimbursed certain expenses of the Fund.

                                       13      See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
------------------------------------------------------------------------------

                                                                                                         October 6, 1992
                                                                                                           (Commencement
                                                                                                           of Investment
                                                                     Year Ended September 30,             Operations) to
                                                                -------------------------------------      September 30,
Class B Shares                                                  1997       1996      1995        1994            1993(a)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
    Period............................................        $8.104      $8.38     $8.17       $9.26              $9.43
                                                              ------     ------    ------     -------             ------
    Net Investment Income.............................          .505       .504       .57         .61                .70
    Net Realized and Unrealized
       Gain/Loss......................................          .073      (.277)     .228     (1.0205)            (.1475)
                                                              ------     ------    ------     -------             ------
Total from Investment Operations......................          .578       .227      .798      (.4105)             .5525
                                                              ------     ------    ------     -------             ------
Less:
    Distributions from Net Investment
       Income.........................................          .495       .503      .583        .602              .7225
    Distributions from Net Realized Gain..............           -0-        -0-      .005       .0775                -0-
                                                              ------     ------    ------     -------             ------
Total Distributions...................................          .495       .503      .588       .6795              .7225
                                                              ------     ------    ------     -------             ------
Net Asset Value, End of the Period....................        $8.187     $8.104     $8.38       $8.17              $9.26
                                                              ======     ======    ======     =======             ======
Total Return (b)......................................          7.43%      2.70%    10.14%      (4.61%)             7.24%(c)
Net Assets at End of the Period
    (In millions).....................................        $121.7     $150.8    $200.2      $226.7             $242.8
Ratio of Expenses to
    Average Net Assets (d)............................          1.94%      1.89%     1.85%       1.82%              1.81%
Ratio of Net Investment Income to
    Average Net Assets (d)............................          6.20%      6.08%     6.92%       7.11%              7.70%
Portfolio Turnover....................................            82%       282%      262%        122%               281%*


*Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Total return from November 2, 1992 (date the Fund's investment strategy was implemented) through September 30, 1993 without annualization.

(d) For the year ended September 30, 1997, the impact of expenses reimbursed by VKAC was less than 0.01% of average net assets. For the period ended September 30, 1993, the ratios of expenses and net investment income to average net assets would have been 1.89% and 7.62%, respectively, had VKAC not reimbursed certain expenses of the Fund.

                                       14      See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                      April 12, 1996
                                                                                       (Commencement
                                              Year Ended September 30,           of Distribution) to
                                       --------------------------------------          September 30,
Class C Shares                           1997      1996      1995        1994               1993 (a)
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
    Period..........................   $8.104    $ 8.38    $ 8.17    $   9.25                $  9.41
                                       ------    ------    ------    --------                -------
  Net Investment Income.............     .503      .502       .57         .63                    .33
  Net Realized and Unrealized
    Gain/Loss.......................     .074     (.275)     .228     (1.0305)                (.1561)
                                       ------    ------    ------    --------                -------
Total from Investment Operations....     .577      .227      .798      (.4005)                 .1739
                                       ------    ------    ------    --------                -------

Less:
  Distributions from Net Investment
    Income..........................     .495      .503      .583        .602                  .3339
  Distributions from Net Realized
    Gain............................      -0-       -0-      .005       .0775                    -0-
                                       ------    ------    ------    --------                -------
Total Distributions.................     .495      .503      .588       .6795                  .3339
                                       ------    ------    ------    --------                -------
Net Asset Value, End of the Period..   $8.186    $8.104    $ 8.38    $   8.17                $  9.25
                                       ======    ======    ======    ========                =======
Total Return (b)....................     7.43%     2.70%    10.14%      (4.51%)                 2.10%*

Net Assets at End of the Period
    (In millions)...................   $ 13.7    $ 18.6    $ 28.1    $   37.5                $  37.8

Ratio of Expenses to Average Net
    Assets (c)......................     1.94%     1.89%     1.85%       1.82%                  1.76%

Ratio of Net Investment Income to
    Average Net Assets (c)..........     6.20%     6.08%     6.94%       7.08%                  7.26%

Portfolio Turnover..................       82%      282%      262%        122%                   281%*

*Non-Annualized

(a)  Based on average month-end shares outstanding.

(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the year ended September 30, 1997, the impact of expenses reimbursed by VKAC was less than 0.01% of average net assets. For the period ended September 30, 1993, the ratios of expenses and net investment income to average net assets would have been 1.83% and 7.18%, respectively, had VKAC not reimbursed certain expenses of the Fund.

                                      15       See Notes to Financial Statements

                         Notes to Financial Statements

                              September 30, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Van Kampen American Capital U.S. Government Trust for Income (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of income by primarily investing in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced investment operations on October 6, 1992 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on April 12, 1993.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation-Investments are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At September 30, 1997, there were no when issued or delayed delivery purchase commitments.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian

                              September 30, 1997
--------------------------------------------------------------------------------

bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income-Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. Organizational Costs-The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $15,000. These costs were amortized on a straight line basis over the 60 month period ending September 30, 1997.

E. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At September 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $173,152,883, the aggregate gross unrealized appreciation is $2,279,257 and the aggregate gross unrealized depreciation is $2,689,737, resulting in net unrealized depreciation including open futures transactions and forward commitments of $410,480.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $48,680,382 which will expire between September 30, 2003 and September 30, 2005. Net realized loss differs for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses recognized for tax purposes on open futures positions at September 30, 1997.

F. Distribution of Income and Gains-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

     Permanent book and tax basis differences relating to the recognition of gains/losses on paydowns of mortgage pool obligations totaling $371,860 were reclassified to accumulated distributions in excess of net investment income from accumulated net realized gain/loss. Permanent

                              September 30, 1997
--------------------------------------------------------------------------------

differences relating to certain expenses which are not deductible for tax purposes totaling $45,342 were reclassified from accumulated distributions in excess of net investment income to capital.

     Due to inherent differences in the recognition of distributions from income under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in distributions in excess of net investment income for certain periods.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, of .60% of the Fund's average daily net assets.

     For the year ended September 30, 1997, the Fund recognized expenses of approximately $17,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended September 30, 1997, the Fund recognized expenses of approximately $43,300 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 1997, the Fund recognized expenses of approximately $218,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Additionally, for the year ended September 30, 1997, the Fund paid VKAC approximately $17,500 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder servicing resulting from the consolidation.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500. During the year ended September 30, 1997, VKAC reimbursed the Fund for expenses related to the retirement plan.

     At September 30, 1997, VKAC owned 5,302 shares each of Classes A and B, respectively, and 53 shares of Class C.

                              September 30, 1997
--------------------------------------------------------------------------------

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At September 30, 1997, capital aggregated $49,648,102, $154,776,176 and
$19,633,089 for Classes A, B and C, respectively. For the year ended September 30, 1997, transactions were as follows:

                                                      Shares              Value
-------------------------------------------------------------------------------
Sales:
  Class A......................................      414,895      $   3,387,293
  Class B......................................      419,235          3,415,948
  Class C......................................       76,387            618,384
                                                  ----------      -------------
Total Sales....................................      910,517      $   7,421,625
                                                  ==========      =============

Dividend Reinvestment:
  Class A......................................      141,435      $   1,152,447
  Class B......................................      404,778          3,295,398
  Class C......................................       56,785            462,409
                                                  ----------      -------------
Total Dividend Reinvestment....................      602,998      $   4,910,254
                                                  ==========      =============

Repurchases:
  Class A......................................   (1,456,979)     $ (11,854,279)
  Class B......................................   (4,563,587)       (37,123,144)
  Class C......................................     (753,064)        (6,130,173)
                                                  ----------      -------------
Total Repurchases..............................   (6,773,630)     $ (55,107,596)
                                                  ==========      =============

                              September 30, 1997
--------------------------------------------------------------------------------

     At September 30, 1996, capital aggregated $56,972,639, $185,219,741 and
$24,686,046 for Classes A, B and C, respectively. For the year ended September 30, 1996, transactions were as follows:

                                                      Shares              Value
-------------------------------------------------------------------------------
Sales:
  Class A......................................      549,325      $   4,588,334
  Class B......................................      953,675          7,950,236
  Class C......................................      266,808          2,225,318
                                                 -----------      -------------
Total Sales....................................    1,769,808      $  14,763,888
                                                 ===========      =============

Dividend Reinvestment:
  Class A......................................      182,960      $   1,516,218
  Class B......................................      509,206          4,213,922
  Class C......................................       82,271            681,379
                                                 -----------      -------------
Total Dividend Reinvestment....................      774,437      $   6,411,519
                                                 ===========      =============

Repurchases:
  Class A......................................   (3,531,939)     $ (29,385,104)
  Class B......................................   (6,746,410)       (55,996,788)
  Class C......................................   (1,403,810)       (11,671,727)
                                                 -----------      -------------
Total Repurchases..............................  (11,682,159)     $ (97,053,619)
                                                 ===========      =============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                            Contingent Deferred
                                                               Sales Charge
                                                            -------------------
Year of Redemption                                          Class B     Class C
-------------------------------------------------------------------------------
First....................................................     4.00%       1.00%
Second...................................................     4.00%        None
Third....................................................     3.00%        None
Fourth...................................................     2.50%        None
Fifth....................................................     1.50%        None
Sixth and Thereafter.....................................      None        None

                              September 30, 1997
--------------------------------------------------------------------------------
     For the year ended September 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $4,300 and CDSC on redeemed shares of approximately $451,000. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitment transactions, were $155,460,730 and $208,060,615, respectively.

5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.
     Summarized below are the specific types of derivative financial instruments used by the Fund.


A. Futures Contracts--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                              September 30, 1997

-------------------------------------------------------------------------------

     Transactions in futures contracts, each with a par value of $100,000, for the year ended September 30, 1997, were as follows:

                                                                      Contracts
-------------------------------------------------------------------------------
Outstanding at September 30, 1996..................................         150
Futures Opened.....................................................       3,576
Futures Closed.....................................................      (3,601)
                                                                      ---------
Outstanding at September 30, 1997..................................         125
                                                                      =========

     The futures contracts outstanding as of September 30, 1997, and the descriptions and unrealized depreciation are as follows:

                                                                     Unrealized
                                                   Contracts       Depreciation
-------------------------------------------------------------------------------
U.S. Treasury Long Bond Future, Long Contract
  Dec. 1997--(Current Notional Value of $116,200
  per contract)....................................       15          $  13,782
10-Year U.S. Treasury Note Future, Long Contract
  Dec. 1997--(Current Notional Value of $110,276
  per contract)....................................       55              8,348
5-Year U.S. Treasury Note Future, Short Contract
  Dec. 1997--(Current Notional Value of $107,012
  per contract)....................................       55             21,708
                                                    --------          ---------
                                                         125          $  43,838
                                                    ========          =========

                              September 30, 1997
--------------------------------------------------------------------------------
B. Forward Commitments--The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreci-ation. The following forward commitments were outstanding as of September 30, 1997:


Par Amount                                         Current          Unrealized
  (000)          Description                        Value          Appreciation
-------------------------------------------------------------------------------
Long Contracts
 $25,000   U.S. T-Note, 5.75%                    $24,984,375          $       0
   9,000   FHLMC Gold, 30 Yr., 7.00%               8,980,290             59,040
   5,000   FHLMC Gold, 15 Yr., 7.50%               5,112,900             21,494
   6,000   FNMA Balloon, 7 Yr., 6.50%              5,988,780             11,280
   9,000   FNMA, 7.50%                             9,151,920             84,420
Short Contracts
  10,000   GNMA, 8.00%                            10,337,500              4,688
   5,000   FNMA Dwarf, 15 Yr., 7.50%               5,115,650              1,537
                                                                      ---------
                                                                      $ 182,459
                                                                      =========

6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder ser vices and maintenance of shareholder accounts.
     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1997, are payments to VKAC of approximately $1,012,900.

                       Report of Independent Accountants

To the Shareholders and Board of Trustees of Van Kampen American Capital U.S. Government Trust for Income

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital U.S. Government Trust for Income (the "Fund") at September 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

Chicago, Illinois
November 14, 1997

               Funds Distributed by Van Kampen American Capital

GLOBAL AND
INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Aggressive Growth Fund
  Emerging Growth Fund
  Enterprise Fund
  Growth Fund
  Pace Fund

Growth & Income
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Intermediate Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
  Aggressive Equity Fund
  American Value Fund
  Asian Growth Fund
  Emerging Markets Fund
  Global Equity Fund
  Global Equity Allocation Fund
  Global Fixed Income Fund
  High Yield Fund
  International Magnum Fund
  Latin American Fund
  U.S. Real Estate Fund
  Value Fund
  Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

                         Results of Shareholder Votes

     A Special Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees and independent public accountants.

     1) With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Trust, 15,873,592 shares voted for the proposal, 196,956 shares voted against and 636,702 shares abstained.

     2)  With regard to the election of the following Trustees:

                                                               # of Shares
                                                        -----------------------
                                                         In Favor       Against
-------------------------------------------------------------------------------
J. Miles Branagan                                       16,387,536      319,714
Richard M. DeMartini                                    16,388,804      318,446
Linda Hutton Heagy                                      16,386,751      320,499
R. Craig Kennedy                                        16,387,289      319,961
Jack E. Nelson                                          16,390,613      316,637
Jerome L. Robinson                                      16,392,763      314,488
Philip B. Rooney                                        16,387,536      319,714
Fernando Sisto                                          16,383,763      323,720
Wayne W. Whalen                                         16,392,763      314,488

     3) With regard to the ratification of Price Waterhouse LLP as independent public accountants for its current fiscal year, 15,792,310 shares voted for the proposal, 148,253 shares voted against and 766,687 shares abstained.

         Van Kampen American Capital U.S. Government Trust for Income

Board of Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* -- Chairman

Officers

Dennis J. McDonnell*

  President
Ronald A. Nyberg*

  Vice President and Secretary
Edward C. Wood, III*

  Vice President and Chief Financial Officer
Curtis W. Morell*

  Vice President and Chief Accounting Officer
John L. Sullivan*

  Treasurer
Tanya M. Loden*

  Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
  Vice Presidents

Investment Adviser

Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street.
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

Price Waterhouse LLP
200 E. Randolph
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

SM   denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1998, the report must be accompanied by a quarterly performance update, if applicable.

         Van Kampen American Capital U.S. Government Trust for Income

This Page Intentionally Left Blank

                                                                ----------------
Van Kampen American Capital Distributors, Inc.                      Bulk Rate
One Parkview Plaza                                                U.S. Postage
Oakbrook Terrace, Illinois 60181                                      PAID
                                                                   VAN KAMPEN
                                                                AMERICAN CAPITAL
                                                                ----------------